SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 20, 2007

OmniReliant Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51599	54-2153837
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

 4902 Eisenhower Blvd., Suite 185
Tampa, FL 33634
(Address of principal executive offices) (zip code)

(813) 885-5998
(Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)

Copies to:
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On July 20, 2007, Herman, Lagor, Hopkins & Meeks, P.A. (“HLHM”) resigned as the independent auditors of OmniReliant Holdings, Inc. (the "Company") and its subsidiaries.

 Since HLHM did not issue a report on the Company's financial statements for the fiscal years ended June 30, 2006 and 2005 or for any other relevant period, no report of HLHM on the financial statements of the Company for either of the past two years contained an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

From the date of HLHM’s engagement, December 15, 2006 through the date of their resignation, July 20, 2007: (i) there have been no disagreements with HLHM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HLHM, would have caused it to make reference to the subject matter of the disagreement in connection with its reports and (ii) HLHM did not advise the Company of any of the events requiring reporting in this Current Report on Form 8-K under Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company provided to HLHM the disclosure contained in this Form 8-K and requested HLHM to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A letter from HLHM is attached as Exhibit 16.1 to this Form 8-K and incorporated herein by reference.

 (b)   On July 20, 2007, the Board of Directors approved the Company's engagement of KBL, LLP ("KBL") as independent auditors for the Company and its subsidiary. The Company engaged KBL on July 20, 2007.

Neither the Company nor anyone on its behalf consulted KBL regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B (there being none).

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit
16.1	Letter of Herman, Lagor, Hopkins & Meeks, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNIRELIANT HOLDINGS, INC.

Date: July 25, 2007	By: /s/ Chris Phillips
Name: Chris Phillips
Title: Interim Chief Executive Officer